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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, DC  20549


                                    FORM 8-K


                            CURRENT REPORT PURSUANT
                         TO SECTION 13 OR 15(D) OF THE
                        SECURITIES EXCHANGE ACT OF 1934


Date of Report (Date of Earliest Event Reported):  May 14, 1997


                       TRANSAMERICAN REFINING CORPORATION
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)


                                     TEXAS
                                     -----
                 (State or other jurisdiction of incorporation)


                     33-85930                                  76-0229632
                     --------                                  ----------
             (Commission File Number)                       (I.R.S. Employer
                                                          Identification No.)


                 1300 North Sam Houston Parkway East, Suite 320
                             Houston, Texas  77032
                          ---------------------------
          (Address of principal executive offices, including zip code)


                                 (281) 986-8811
                                 --------------
              (Registrant's telephone number, including area code)


                        1300 East North Belt, Suite 320
                             Houston, Texas  77032
                          ---------------------------
         (Former name or former address, if changed since last report)





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ITEM 1.  CHANGES IN CONTROL OF REGISTRANT.

         Not applicable.

ITEM 2.  ACQUISITION OR DISPOSITION OF ASSETS.

         Not applicable.

ITEM 3.  BANKRUPTCY OR RECEIVERSHIP.

         Not applicable.

ITEM 4.  CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT.

         Not applicable.

ITEM 5.  OTHER EVENTS.

         On May 14, 1997, the Registrant issued the press release attached hereto as Exhibit 99.1, and incorporated herein by reference.

ITEM 6.  RESIGNATIONS OF REGISTRANT'S DIRECTORS.

         Not applicable.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

         The following exhibits are filed as a part of this report:

         99.1 - Press Release dated May 14, 1997.

ITEM 8.  CHANGE IN FISCAL YEAR.

         Not applicable.

ITEM 9.  SALES OF EQUITY SECURITIES PURSUANT TO REGULATION S.

         Not applicable.





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                                   SIGNATURES

                 Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        TRANSAMERICAN REFINING CORPORATION


                                        By  /s/  R. Glenn McGinnis
                                          -------------------------------------
                                        Name:    R. Glenn McGinnis
                                        Title:   Vice President


Dated:  May 15, 1997





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                                    EXHIBITS


Exhibit
  No.             Description                                           Page
-------           -----------                                           ----
99.1              Press Release Dated May 14, 1997  . . . . . . . . .    5





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